UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2007.

BA CREDIT CARD TRUST	BA MASTER CREDIT CARD TRUST II
(Exact name of issuing entity as specified in its Charter) (Issuing Entity of the Notes)	(Exact name of issuing entity as specified in its charter) (Issuing Entity of the Collateral Certificate)

Commission File Number of depositor: 333-136122

BA CREDIT CARD FUNDING, LLC

(Exact name of depositor as specified in its charter)

FIA CARD SERVICES, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

c/o Wilmington Trust Company Rodney Square North 1100 N. Market Street Wilmington, Delaware 19890-0001	c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255
(Address of Principal Executive Office)	(Address of Principal Executive Office)

(302) 651-1000	(704) 683-4915
(Telephone Number, including area code)	(Telephone Number, including area code)

333-136122-02	333-136122-01
(Commission File Numbers)	(Commission File Numbers)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	N/A
(Former name or address, if changed since last report)	(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01. Other Events.

On January 8, 2007, BA Credit Card Trust, a Delaware statutory trust (the “Issuer”) and The Bank of New York, as Indenture Trustee (the “Indenture Trustee”), entered into an Omnibus Addendum, dated as of January 8, 2007 (the “Omnibus Addendum”) to the Class A Terms Documents listed on Schedule A thereto (the “Class A Terms Documents”) to the Second Amended and Restated Indenture, dated as of October 20, 2006, as supplemented by the Amended and Restated BAseries Indenture Supplement, dated as of June 10, 2006, each between the Issuer and the Indenture Trustee. All conditions precedent to the execution of the Omnibus Addendum have been satisfied and the Omnibus Addendum is filed as Exhibit 4.1 to this current report on Form 8-K.

The Class A Terms Documents are among the material agreements that govern the series of notes called the BAseries. The BAseries consists of Class A notes, Class B notes and Class C notes.

The Omnibus Addendum relates to each tranche of Class A BAseries notes governed by the Class A Terms Documents (the “Class A Notes”). The Omnibus Addendum reduces the required enhancement level for each outstanding tranche of Class A Notes in the following ways:

For the Class A Notes:

(i) the percentage relating to the Class A Required Subordinated Amount of Class B Notes has been reduced from 8.82353% to 8.72093%; and

(ii) the percentage relating to the Class A Required Subordinated Amount of Class C Notes has been reduced from 8.82353% to 7.55814%.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

The following is filed as Exhibit to this Report under Exhibit 4:

Exhibit 4.1	Omnibus Addendum, dated as of January 8, 2007, to the Class A Terms Documents listed on Schedule A thereto to the Second Amended and Restated Indenture, dated as of October 20, 2006, as supplemented by the Amended and Restated BAseries Indenture Supplement, dated as of June 10, 2006, each between the Issuer and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA CREDIT CARD FUNDING, LLC
Acting solely in its capacity as depositor of BA Master Credit Card Trust II and
BA Credit Card Trust

By:	/s/ Scott W. McCarthy
Name:	Scott W. McCarthy
Title:	Senior Vice President

January 8, 2007

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1	Omnibus Addendum, dated as of January 8, 2007, to the Class A Terms Documents listed on Schedule A thereto to the Second Amended and Restated Indenture, dated as of October 20, 2006, as supplemented by the Amended and Restated BAseries Indenture Supplement, dated as of June 10, 2006, each between the Issuer and the Indenture Trustee.